AMENDMENT NO. 5 AND CONSENT
                                       to
                           LOAN AND SECURITY AGREEMENT
                          dated as of December 18, 1997


         THIS AMENDMENT NO. 5 AND CONSENT dated as of July ___, 1999 is made by and among SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the Lenders parties from time to time to the Loan Agreement (as hereinafter defined), and BANKBOSTON, N.A. ("BankBoston"), as the agent (the "Agent") for the Lenders.

                             Preliminary Statements

         The Borrower, the Lenders and the Agent are parties to a Loan and Security Agreement dated as of December 18, 1997, as amended by Amendment No. 1 dated as of March 11, 1998, Amendment No. 2 dated as of April 15, 1998,
Amendment No. 3 dated as of June 30, 1998 and Amendment No. 4 dated as of December 15, 1998 (as so amended and in effect, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined). The Borrower has requested that the Loan Agreement be amended to permit a conveyance of substantially all of its Patents and Trademarks to a newly formed Delaware limited liability company and Wholly Owned Subsidiary, SIND, LLC, and the Lenders and the Agent have agreed, upon and subject to the terms, conditions and provisions of this Amendment, to such request.

         Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Loan Agreement. From and after the Amendment Effective Date (as hereinafter defined), subject to satisfaction of the conditions set forth in Section 3, the Loan Agreement is hereby amended as follows:

         (a)    by amending the provisions of SECTION 1.1 Definitions thereof by

                  (i) amending the definition "Permitted Investments" by deleting the word "and" appearing at the end of clause (a)(vi) thereof, redesignating clause (a)(vii) as clause (a)(viii) and inserting therein a new clause (a)(vii) to read as follows:

                  (vii) SIND LLC consisting of transferred Proprietary Rights, provided that no cash other than payments in accordance with the SIND Proprietary Rights Transfer Documents shall be transferred from the Borrower to SIND LLC, and

                  (ii) amending the definition "Collateral" by inserting after the phrase "means and includes" at the beginning thereof, the phrase "(1) all property in which any Lien in favor of the Agent is created or purported to be created pursuant to any Security Document and (2)";

                  (iii)   amending  the  definition   "Proprietary   Rights"  by
         inserting after the phrase "all of the Borrower's" appearing therein, the phrase "or SIND LLC's"; and

                  (iv) adding thereto in appropriate alphabetical order the following additional definitions:

                  SIND LLC means SIND, LLC, a Delaware limited liability company and Wholly Owned Subsidiary of the Borrower.

                  SIND  Proprietary  Rights  Transfer  means the transfer by the
         Borrower to SIND LLC pursuant to and in accordance with the terms of the applicable SIND Proprietary Rights Transfer Documents of the Patents and Trademarks listed on Schedule 1.1D - Transferred Proprietary Rights in exchange for 100% of the member interests in SIND LLC.

                  SIND Proprietary Rights Transfer Documents means the Lease Agreement between the Borrower as lessor and SIND LLC as lessee, the License Agreement between the Borrower as licensee and SIND LLC as licensor, the Administrative Services Agreement between the Borrower as services provider and SIND LLC, the Patent Transfer Agreement and the Marks Transfer Agreement, each made by the Borrower in favor of SIND LLC, each of the foregoing documents dated on or about April , 1999.

         (b) by amending SECTION 1.2 General Interpretive Rules by adding thereto a new subsection (n) to read as follows:

                  (n) Whenever in this Agreement or any other Loan Document the "stock" or "capital stock" or other similar word or phrase is used in connection with any Subsidiary referring to equity ownership interests in such Subsidiary, such word or phrase shall also be deemed to include a reference to member interests, each reference to "corporation" with reference to any Subsidiary shall also be deemed to include a reference to limited liability companies and each reference to "certificate of incorporation" or "articles of incorporation" or "bylaws" with reference to any Subsidiary shall also be deemed to include reference to "certificate of formation" and "operating agreement" or other constituent documents of a limited liability company.

         (c) by amending Section 7.1(aa) Proprietary Rights by amending the second sentence thereof in its entirety to read as follows:

         The Borrower is the exclusive licensee of the Proprietary Rights pursuant to the License Agreement included in the SIND Proprietary Rights Transfer Documents, said License Agreement constitutes a valid and enforceable obligation of SIND LLC, no default exists thereunder nor has the Borrower delivered or received any notice of termination of said License Agreement, and none of the Proprietary Rights is subject to any other licensing agreement or similar arrangement except as set forth on Schedule 7.1(aa) or as entered into in the sale or distribution of the Borrower's Inventory in the ordinary course of business.

         (d) by amending SECTION 10.4 Conduct of Business by inserting before the period at the end thereof the phrase "and SIND LLC shall engage exclusively in the transactions contemplated by the SIND LLC Proprietary Rights Transfer Documents";

         (e) by amending SECTION 12.4 Investments in its entirety to read as follows:

                  SECTION 12.4 Investments. Acquire, after the Agreement Date, any Business Unit or Investment or, after such date, maintain any Investment other than Permitted Investments, except that this Section
         12.4 shall not apply to (a) Treasury Stock, (b) Catoosa County Bonds issued in connection with Permitted CCDA Transactions or (c) Investments in the capital stock of any other Person which thereupon becomes a Wholly Owned Subsidiary or to Acquisitions by the Borrower of Business Units, in either case located in the United States, (i) the aggregate Purchase Price of which does not exceed $25,000,000 in any Loan Year or $35,000,000 in total during the term of this Agreement,
         (ii) as to which the Borrower has completed and made available to the Agent not later than 10 Business Days prior to the proposed date of such Investment or Acquisition, the results of an investigation of the target satisfactory to the Agent as to scope and results, including, without being limited to, satisfactory compliance by the proposed target with Applicable Laws, including Environmental Laws, (iii) as to which the Agent shall have received evidence satisfactory to it of the Borrower's continued compliance with the provisions of this Agreement and the other Loan Documents, including, without being limited to, the provisions of Sections 10.4 and 12.1, on a pro forma basis after giving effect to such Investment or Acquisition, (iv) if financed in whole or in part with Debt other than Loans, such Debt shall be payable to the seller of such Investment or Business Unit and shall be subordinated to the prior payment of the Secured Obligations on terms and conditions satisfactory to the Agent and the Required Lenders, (v) any new Subsidiary shall have executed and delivered the Subsidiary Guaranty, such security documents as the Agent may reasonably specify, and shall have delivered or caused to be delivered the items as to such Subsidiary referred to in Section 6.1(b) and an opinion of counsel for such Subsidiary as to such matters in connection with the transactions contemplated by the Subsidiary Guaranty as the Agent may reasonably request, and (vi) to the extent all Acquired assets are subject to the Security Interest and to no other Lien other than Permitted Liens. For purposes of this Section 12.4, Purchase Price means an amount equal to the total consideration paid for such Investment or Acquisition, including all cash payments (whether classified as purchase price, noncompete payments, consulting payments or otherwise and without regard to whether such amount is paid in whole or in part at the closing of the Investment or Acquisition or over time thereafter, but excluding any finance charges attributable to deferred payments and excluding any salary or other employment compensation paid to a seller for the purpose of retaining such seller's services as an active employee of the Borrower or a Subsidiary), and the value (as determined by the board of directors of the Borrower, including pursuant to the applicable purchase agreement between the Borrower and the seller, in the case of any property, the fair value of which is not readily ascertainable) of all other property, other than capital stock of the Borrower, transferred by the Borrower to the Seller.

         (f) by amending SECTION 12.7 Merger, Consolidation and Sale of Assets by redesignating clause (g) thereof as clause (h) and inserting before the word "or" preceding redesignated clause (h) the following new clause (g):

        (g) to SIND LLC in connection with the SIND Proprietary Rights Transfer,

         (g) by amending SECTION 12.11 Amendments to Other Agreements in its entirety to read as follows:

                  SECTION 12.11. Amendments to Other Agreements. (a) Amend in any material respect the (i) Catoosa County Bond Indenture, the CCDA Lease or any document executed and delivered in connection with a Permitted CCDA Transaction, (ii) the 1997 Indenture or the Senior Sub Debt, (iii) the Securitization Documents or (iv) the SIND Proprietary Rights Transfer Documents; provided, however, that any extension of the Securitization Documents on substantially similar terms shall not be a material amendment for purposes of this Section 12.11.

                  (b) Consent to or enter into any agreement providing for the designation of any Debt of the Borrower or any Subsidiary, other than Debt represented by the Loans, the Notes and the Foreign Facilities, as "Designated Senior Indebtedness," as such term is defined in the 1997 Indenture.

         (h) by adding thereto a new Schedule 1.1D - Transferred Proprietary Rights in the form of Annex 1 hereto.

         Section 2. Consent. Subject to the provisions of Section 3, the Lenders hereby consent to the SIND Proprietary Rights Transfer, as described in the definition of such term in Section 1(a)(iv).

         Section  3.  Effectiveness  of  Amendment.  Sections  1 and  2 of  this
Amendment shall become effective as of April 1, 1999 on the first date (the "Amendment Effective Date") on which the Agent has received each of the following, each in form and substance satisfactory to the Agent and the Lenders (and in sufficient copies for each Lender):

         (i) this Amendment duly executed and delivered by the Borrower and each Lender;

         (ii) a Consent and Confirmation of Guarantor in the form attached hereto as Annex 2 duly executed and delivered by the Subsidiary Guarantor;

         (iii) a certificate of the Secretary of the Borrower as to the certificate of incorporation and bylaws of the Borrower, corporate resolutions authorizing the transactions contemplated by this Amendment and the incumbency of officers of the Borrower, all as in effect on the Amendment Effective Date;

         (iv) an amendment to the Pledge Agreement the effect of which is to add as Pledged Collateral thereunder, its interest in SIND LLC (as defined in the Loan Agreement, as amended by this Amendment);

         (v) a joinder agreement with respect to the Subsidiary Guaranty substantially in the form of Annex 3 hereto duly executed and delivered by SIND LLC;

         (vi) a Security Agreement substantially in the form of Annex 4 hereto duly executed and delivered by SIND LLC, together with such Uniform Commercial Code financing statements, short-form patent and trademark security agreements in form for recording in the Patent and Trademark Office and other similar documents as the Agent may request in order to perfect the Security Interest in the "Collateral" as defined in said Security Agreement;

         (vii) a certificate of the Secretary or a Manager of SIND LLC as to the certificate of formation and operating agreement of SIND LLC, action by members authorizing the transactions contemplated by this Amendment and the incumbency of officers (if any) and Managers of SIND LLC, all as in effect on the Amendment Effective Date;

         (viii) a certificate of the Chief Operating Officer or the Chief Financial Officer of the Borrower to the effect that both before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Loan Agreement are true and correct in all material respects, and that, after giving effect to this Amendment and completion of the SIND Proprietary Rights Transfer, no Default or Event of Default exists;

         (ix) copies of each of the SIND Proprietary Rights Transfer Documents, certified by the Chief Operating Officer or Chief Financial Officer of the Borrower as true, correct and complete copies of all of the agreements and other documents in place between the Borrower and SIND LLC;

         (x) one or more opinions of counsel for the Borrower and SIND LLC as to the due authorization, execution and delivery of this Amendment and the other Loan Documents contemplated hereby to be delivered in connection with the effectiveness hereof by the Borrower as to the enforceability of this Amendment, the Loan Agreement as amended hereby, the SIND Proprietary Rights Transfer Documents and such other Loan Documents, and such other matters as any Lender through the Agent may reasonably request; and

         (xi)  such  other  agreements,  certificates,   instruments  and  other
documents as any Lender through the Agent may reasonably request in connection with the transactions contemplated hereby.

         Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that: (1) it has the corporate power and has taken all actions necessary to authorize it to execute and deliver this Amendment and the other documents contemplated to be delivered by it pursuant to this Amendment and to perform its obligations under the Loan Agreement as amended by this Amendment and under such other documents; (2) this Amendment has been and each such other document when executed and delivered by the Borrower will have been, duly executed and delivered by the Borrower; (3) the Loan Agreement as amended hereby and each such other document, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and (4) the representations and warranties of the Borrower contained in the SIND Proprietary Rights Transfer Documents executed and delivered by the Borrower are true and correct in all material respects on and as of the Amendment Effective Date.

         Section 5. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 6.        Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

114081v3

114081v3
                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      SYNTHETIC INDUSTRIES, INC.



   [Corporate Seal]                   By: ________________________________
                                      Name:_____________________________
ATTEST:                               Title:______________________________


------------------------------
[Assistant] Secretary
                                  BANKBOSTON, N.A., as the Agent and as a Lender


                                      By:
                                            Stephen Y. McGehee
                                            Managing Director


                                      FLEET BUSINESS CREDIT
                                        CORPORATION


                                      By: ________________________________
                                      Name:_____________________________
                                      Title:______________________________


                                      SOUTHTRUST BANK, NATIONAL
ASSOCIATION


                                      By: ________________________________
                                      Name:_____________________________
                                      Title:______________________________

                 Schedule 1.1D - Transferred Proprietary Rights

                      CONSENT AND CONFIRMATION OF GUARANTOR

                  The undersigned, in its capacity as a Guarantor under the Guaranty (Subsidiary) dated as of March 11, 1998 (as modified or amended to date, the "Guaranty"), in favor of the Lender, hereby expressly acknowledges and confirms, for the benefit of the Borrower and the Lender, that (1) the Guarantor has an economic interest in the financial success of the Borrower and the transactions contemplated by the Loan Agreement and the Amendment, and hereby confirms to the Lender the benefits to the Guarantor by reason of such transactions, (2) such Guarantor has received a copy of Amendment No. 5 and Consent dated as of April , 1999 to the Loan Agreement (the "Amendment") and consents thereto and (3) the Guaranty of which such Guarantor is the maker constitutes a continuing, unconditional guaranty of the Guaranteed Obligations under and as defined in the Guaranty. The undersigned is and continues to be liable under its Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the Amendment.


Dated: April  ___, 1999
                                                     NOVOCON INTERNATIONAL, INC.

                                                     By:
                                                            Name:
                                                            Title:

                                                     Address:

                            Form of Joinder Agreement
                      (with respect to Subsidiary Guaranty)


         Reference is made to the Guaranty (Subsidiary) dated as of March 11, 1998, made by NOVOCON INTERNATIONAL, INC. in favor of BankBoston, N.A., as Agent under the Loan and Security Agreement dated as of December 18, 1997 (as amended, modified, supplemented, restated and in effect from time to time, the "Loan Agreement"; terms defined therein and not otherwise defined herein, being used herein as therein defined), to which Synthetic Industries, Inc. ("Synthetic"), certain other financial institutions, and the Agent are parties.

         The undersigned, SIND, LLC, a Delaware limited liability company ("SIND LLC") hereby agrees, for the benefit of the Agent and the Lenders, that by execution and delivery of this Joinder Agreement, it becomes a Guarantor under and as defined in the Subsidiary Guaranty and as contemplated thereby, and a Loan Party for all purposes of the Loan Agreement. From and after the date hereof, SIND LLC shall be bound by all the covenants and obligations affecting the "Guarantors" under the Subsidiary Guaranty and will observe and perform the same, to the same extent as if it were an original party thereto. By its execution and delivery hereof, SIND LLC confirms that the representations and warranties of "Guarantor" set forth in the Subsidiary Guaranty are true and correct on and as of the date hereof as to SIND LLC, except SIND LLC is a limited liability company, not a corporation, and execution, delivery and performance of this Joinder Agreement and the Subsidiary Guaranty in accordance with their respective terms and the guaranty of the Guaranteed Obligations (as defined in the Subsidiary Guaranty) do not and will not, by the passage of time, the giving of notice or otherwise, conflict with, result in a breach of or constitute a default under the Certificate of Formation or Operating Agreement (rather than certificate of incorporation and by-laws) of SIND LLC.

         IN WITNESS WHEREOF, SIND LLC has caused this Joinder Agreement to be executed and delivered by its duly authorized manager, as of the 1st day of April 1999.

                                    SIND, LLC



                                                     By:
                                                            Name:
                                                            Title:

                      Form of Subsidiary Security Agreement